EXHIBIT 99.1

RESOURCE BANKSHARES CORPORATION

PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 26, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Lawrence N. Smith and Thomas W. Hunt and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Resource Bankshares Corporation common stock that the undersigned shareholder may be entitled to vote at the special meeting of Shareholders to be held Thursday, February 26, 2004, at 9:30 a.m., at the Sheraton Oceanfront Hotel, 36th Street and Atlantic Avenue, Virginia Beach, Virginia 23451, and at any adjournment or postponement of the special meeting, as indicated upon the matters described in the proxy statement, and upon any matters which may properly come before the special meeting:

1. APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER BETWEEN RESOURCE BANKSHARES CORPORATION AND FULTON FINANCIAL CORPORATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote FOR this proposal.

2. APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF SPECIAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that shareholders vote FOR this proposal.

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the special meeting and any adjournment or postponement of the special meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PLAN OF MERGER AND FOR ALL OTHER PROPOSALS.

Dated: , 200
Signature
Number of Shares Held of Record
on January 16, 2004	Signature

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO RESOURCE BANKSHARES CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.